UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2025

SPRINGBIG HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40049	88-2789488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

621 NW 53rd Street, Ste. 500

Boca Raton, Florida, 33487

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (800) 772-9172

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, SpringBig Holdings, Inc. (the “Company”) has appointed Jaret Christopher as Chief Executive Officer pursuant to the terms of an Offer Letter (the “Offer Letter”), which also stated that the Board of Directors of the Company (the “Board”) intended to appoint him as a member of the Board without additional compensation and increasing the size of the Board as necessary. On April 23, 2025, the Board increased its size from five to six members and appointed Mr. Christopher as a Class II director. Except for the Offer Letter, Mr. Christopher was not selected pursuant to any arrangement or understanding between him and any other person.

Mr. Christopher, age 53, brings extensive leadership experience in Software as a Service (SaaS)-based businesses and knowledge of regulated industries. Most recently, Mr. Christopher was General Manager and Vice President, CRM Software at WM Technologies, Inc., a position he held from 2021 until 2024 following the sale of Sprout, a customer relationship management (CRM) and marketing software company he founded, to WM Technologies, Inc. in 2021. Prior to starting Sprout in 2017, Mr. Christopher was founder and Chief Executive Officer of multiple SaaS-based technology start-up businesses that he led to successful exits.

There are no transactions between the Company and Mr. Christopher that would require disclosure under Item 404(a) of Regulation S-K. There are no family relationships between Mr. Christopher and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company within the meaning of Item 401(d) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINGBIG HOLDINGS, INC.

April 29, 2025	By:	/s/ Jaret Christopher
		Name:	Jaret Christopher
		Title:	Chief Executive Officer

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